Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                 EXHIBIT 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-8 of LaPorte Bancorp, Inc. of our report dated March 26, 2013 relating to the consolidated financial statements, appearing in the Annual Report on Form 10-K of LaPorte Bancorp, Inc. for the year ended December 31, 2012.

/s/ Crowe Horwath LLP

Crowe Horwath LLP

South Bend, Indiana
April 29, 2013